KEMPER GROWTH FUND

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED SEPTEMBER 30, 1996

Seeking growth of capital through diversification of investment securities having potential for capital appreciation

      "...By really working the process, we have the potential to achieve solid, consistent returns over the long term..."


                                                        [Kemper Funds Logo]

Table of
Contents

2
At a Glance
2
Terms to Know
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Portfolio of
Investments
15
Report of
Independent Auditors
16
Financial Statements
18
Notes to
Financial Statements
22
Financial Highlights

AT A GLANCE

----------------------------------------------------------------------
Kemper Growth Fund
Total Returns
----------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996
(UNADJUSTED FOR ANY SALES CHARGE):



----------------------------------------------------------------------
CLASS A                                            19.62%
----------------------------------------------------------------------
CLASS B                                            18.47%
---------------------------------------------------------------------
CLASS C                                            18.65%
----------------------------------------------------------------------
LIPPER GROWTH FUNDS CATEGORY
AVERAGE*                                           15.89%
----------------------------------------------------------------------


----------------------------------------------------------------------
 NET ASSET VALUE
----------------------------------------------------------------------

                                                     AS OF     AS OF
                                                   9/30/96   9/30/95
----------------------------------------------------------------------
KEMPER GROWTH FUND CLASS A                         $17.21    $16.07
----------------------------------------------------------------------
KEMPER GROWTH FUND CLASS B                         $16.82    $15.85
----------------------------------------------------------------------
KEMPER GROWTH FUND CLASS C                         $16.87    $15.87
----------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance. The fund is compared to the Lipper Growth Funds category.

----------------------------------------------------------------------
 KEMPER GROWTH FUND
 LIPPER RANKINGS*
----------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY

                                CLASS A         CLASS B      CLASS C
----------------------------------------------------------------------
1-YEAR                          #175 OF         #234 OF      #228 OF
                                633 FUNDS       633 FUNDS    633 FUNDS
----------------------------------------------------------------------
5-YEAR                          #208 OF           N/A          N/A
                                247 FUNDS
----------------------------------------------------------------------
10-YEAR                         #39 OF            N/A          N/A
                                161 FUNDS
----------------------------------------------------------------------
15-YEAR                    #37 OF 111 FUNDS       N/A          N/A
----------------------------------------------------------------------
20-YEAR                    #35 OF 102 FUNDS       N/A          N/A
----------------------------------------------------------------------

----------------------------------------------------------------------
 DIVIDEND REVIEW
----------------------------------------------------------------------
DURING THE FISCAL YEAR, KEMPER GROWTH FUND PAID THE FOLLOWING
DIVIDENDS:

                         CLASS A     CLASS B        CLASS C
----------------------------------------------------------------------

INCOME DIVIDEND          $0.035          --           --
----------------------------------------------------------------------
 SHORT-TERM
CAPITAL GAIN             $0.42        $0.42           $0.42
----------------------------------------------------------------------
 LONG-TERM
CAPITAL GAIN             $1.26        $1.26           $1.26
----------------------------------------------------------------------

TERMS TO KNOW

BLUE CHIP COMPANIES Blue chip companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. They are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies.

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue or accelerate.

MARKET CAPITALIZATION Capitalization is a measure of the size of a publicly traded company, as determined by multiplying the current market price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk.

P/E RATIO The price of a stock divided by its earnings per share. The P/E ratio, also known as the MULTIPLE, is a measure of how much an investor is paying for a company's earning power.

SECTOR A particular group of stocks, usually found in one industry.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

GENERAL ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $76 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we approach the close of 1996, it's remarkable how eventful the year has been and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar today to what they were in 1995. Long-term interest rates are approximately 6.52% compared to 6.29% in November 1995. The economy is growing at a rate of approximately 2.2%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 15% to 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

- EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent previous years but positive nonetheless.

- INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

- LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]



                                Now (10/31/96)        6 Months ago           1 year ago           2 years ago
10-year Treasury rate (1)           6.53                 6.74                   6.04                 7.74
Prime rate (2)                      8.25                 8.25                   8.75                 7.75
Inflation rate (3)                  3                    2.9                    2.6                  2.6
The U.S. dollar (4)                 4.74                 8.94                  -1.05                -5.28
Capital goods orders (5)            2.24                 7.42                   8.57                15.65
Industrial production (5)           3.5                  2.56                   1.92                 6.77
Employment growth (6)               2.01                 2.07                   1.93                 3.3

1 Falling interest rates in recent years have been a big plus for financial assets.

2  The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

4 Changes in the exchange value of the dollar impact U.S. exporters and the value of the U.S. firms' foreign profits.

5  These influence corporate profits and equity performance.

6  An influence on family income and retail sales.

*  Data as of September 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers
----------------------
Stephen B. Timbers
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

November 15, 1996

*THE STANDARD & POOR'S 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE
 U.S. STOCK MARKET.

PERFORMANCE UPDATE

[ADAMS PHOTO]


PATRICK ADAMS JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN JUNE 1996 WITH OVER 11 YEARS OF EXPERIENCE IN PORTFOLIO MANAGEMENT AND STOCK ANALYSIS. HE IS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO MANAGER OF KEMPER GROWTH FUND. ADAMS RECEIVED HIS B.S. DEGREE FROM OHIO STATE UNIVERSITY IN FINANCE AND ACCOUNTING AND HIS M.B.A. IN FINANCE FROM XAVIER UNIVERSITY. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED
ON MARKET AND OTHER CONDITIONS.

AIDED BY CONTINUED STRENGTH IN THE STOCK MARKET AND SELECTIVE ADJUSTMENTS
TO THE PORTFOLIO, KEMPER GROWTH FUND ROSE TO THE TOP THIRD OF ITS PEER GROUP DURING THE THIRD QUARTER OF 1996 (SEE PAGE 2 FOR FULL RANKING DISCLOSURE). IN THE FOLLOWING INTERVIEW, PATRICK ADAMS, THE FUND'S NEW PORTFOLIO MANAGER, DISCUSSES HIS APPROACH TO INVESTING AND HIS OUTLOOK FOR THE MONTHS AHEAD.


Q. DESPITE INCREASING VOLATILITY, IT'S BEEN A GOOD YEAR FOR THE STOCK MARKET. FOR THE YEAR ENDED SEPTEMBER 30, 1996, THE STANDARD AND POOR'S 500 INDEX ("S&P 500") IS UP 20.32% AND THE DOW JONES INDUSTRIAL AVERAGE IS HOVERING NEAR THE 6,000 MARK. HOW HAS KEMPER GROWTH FUND FARED?


A. The fund is up 19.62% (Class A shares, unadjusted for sales charge) for the fiscal year ended September 30, 1996. In terms of relative performance, as measured by the Lipper Growth Fund category, Kemper Growth Fund Class A has risen from the 50th percentile -- 277 of 550 funds -- at September 30, 1995, to the top third -- 175 of 633 funds -- at September 30, 1996 (see page 2 for full ranking disclosure).


Q. SINCE YOU JUST CAME TO KEMPER FUNDS IN JUNE, THIS IS THE FIRST OPPORTUNITY MOST KEMPER GROWTH FUND INVESTORS HAVE HAD TO BECOME ACQUAINTED WITH YOUR INVESTMENT STYLE. WOULD YOU EXPLAIN YOUR BASIC PHILOSOPHY?


A. I'm a proponent of the Growth At a Reasonable Price (GARP) approach to investing. Theoretically, this has been Kemper's style for some time now. But (chief investment officer for equities) Steve Reynolds, who managed Kemper Growth Fund for the first eight months of the fiscal year, has really reinvigorated Kemper's commitment to and, more importantly, the execution of this philosophy.

  The major premise of GARP investing is that earnings growth drives stock prices. With that as a given, we focus on the sectors of the market that have the fastest earnings growth: technology and telecommunications, health care, consumer stocks and financials. Occasionally we'll buy an economically-sensitive stock, maybe something in the industrial sector, if special circumstances recommend it. But I prefer companies with a real franchise, that can control their own destiny and not be dependent on the overall economy. In any sector, I concentrate on companies that have a dominant market position and are growing faster than the market as a whole.

  While we lean on high quality growth securities that have strong fundamentals, we also focus on the valuation of the securities. A minimum return for a new purchase would be the stock's current earnings per share growth rate. Generally we target at least the earnings per share growth rate and some multiple (P/E) expansion.

PERFORMANCE UPDATE



Q. WITH THAT IN MIND, CAN YOU NAME A FEW OF THE STOCKS YOU'VE ADDED TO THE PORTFOLIO?


A. Paging Network, the fund's second largest position as of September 30, has very competitive earnings and a relatively low P/E ratio. This stock hasn't significantly moved yet, but we know that an important new product will be introduced soon, which ought to push the stock up. Dole Foods is a company that we believe can grow earnings at 20% over the next three years, yet its price is only about 12 times earnings.


Q.   WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE COMING ON BOARD IN JUNE?

A. Generally speaking, I've boosted the fund's average growth rate and lowered its overall valuation risk. In doing so, about half of the names currently held by the fund are new. Specifically, I trimmed or eliminated positions where earnings growth was too low or valuations were too high. These included AT&T and several large cap drug companies. The assets were redeployed into several biotech and wireless communications companies that offer greater growth opportunities.

     During the past three months, the market has become increasingly concerned about the strength of the economy going forward. The result has been a flight to quality which has driven the prices of high-quality, large cap stocks up. Our response has been to look toward stocks in the mid cap range ($1 billion - $10 billion) that present more compelling valuations. At this point, the portfolio is actually positioned rather defensively. The fund's cash position was up to about 16% at the end of the fiscal year, which is the result of some recent profit taking in fully valued positions.


Q.   ANY OTHER CHANGES?

A. I'd say the other significant change would be a more aggressive effort to drive the GARP process. For example, when I joined Kemper in June, the fund's technology position was at 18%. When a technology sell-off occurred in July, we knew there were some companies that were knocked down with the rest of the group despite good fundamentals. Using our research and valuation discipline, we found some attractive opportunities and I increased the fund's technology position to about 25%. This strategy worked very well for us: We bought Compaq Computer at $42 and it rose to $64; 3Com rose from $35 to $60 and Analog Devices, purchased under $20 rose to $27. Essentially we saw a one- to two-year move on some of these stocks in the span of a couple of months. After those rebounds, we took profits on a number of our tech positions. The fund's exposure at September 30 was back to about 17%.

     This is what I mean by "driving" the GARP process: using our research capabilities, which are top-notch, to identify and take advantage of opportunities early, then being disciplined about selling when the stocks hit our price target instead of holding on and giving the gains back when the stocks correct. By really working the process, we have the potential to achieve solid, consistent returns over the long term.


Q.  HAVE THERE BEEN ANY SIGNIFICANT SECTOR CHANGES WITHIN THE PORTFOLIO?


A. There haven't been huge changes in terms of sector weightings, but within each sector I've done a little re-balancing, trimming or eliminating names that have performed well but now have achieved most of their upside potential, and deploying some of the assets into new positions or adding to existing ones.

    Our health care position, which was about 20 percent when I arrived in June, was down to about 12 percent as of September 30. This was a defensive move; after some strong gains, valuations just aren't as attractive as they were. Meanwhile, I've added to our financial position with names like Chase Manhattan Corp., and shuffled some of the consumer stocks, adding some casual dining names like Boston Market and Lone Star Steak House. In retail, we continue to emphasize companies with dominant market share like Home Depot, Federated Departments Stores and Lowes, and niche retailers like Intimate Brands, owner of the Victoria's Secret and Bath & Body Works chains. Again, these are companies that we're confident can increase market share and provide steady earnings growth. I've also made some changes in our energy exposure, favoring companies like Halliburton and Baker Hughes. These companies are benefiting from the trend of the big oil companies to outsource their technical needs.

PERFORMANCE UPDATE

 Q.  IS THE FUND STILL CONCENTRATED IN LARGE CAP GROWTH STOCKS?


 A. Yes. Normally, the fund will be invested only in large cap stocks. However, the market is paying a very high premium for companies like Johnson & Johnson, Coca Cola, Pfizer, Microsoft and General Electric. At the end of September, prices for these companies were, on average, about 25 times earnings with growth rates of about 18% or less; usually, prices are equal to or less than the growth rate. Consequently, it's become harder to find situations with a lot of upside potential among the high-quality, large cap companies. Current valuations don't justify buying them at these prices. So during the past few months I've been looking at mid cap stocks where there are some very attractive, quality growth opportunities. As of September 30, the portfolio's average market cap was about $6 billion, whereas I'd normally expect the fund to be at about $10 billion. This exposure to mid-cap stocks could make the fund's performance significantly different from that of the market if measured over a short period of time.


 Q.  WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?


 A. At this point, the market is pretty picked over. I'm putting money into companies that, based on our research, present low risk on the downside and high potential on the upside, particularly those where we see a catalyst like a new product or regulatory developments that should make the stock move.

  Although we may see some choppy performance for the short term, our long-term outlook is still quite positive. In '95 the market (as measured by the Standard & Poor's 500 Index) was up about 35%; in '96 we've seen an additional gain of about 20%. Next year it will be much more difficult to achieve these types of returns. This kind of environment makes research and sector selection all the more important. Identifying opportunities in a challenging environment will be an important factor in boosting the fund's performance relative to its peers.

PERFORMANCE UPDATE
-------------------------------------------------------------------------------
Average Annual Total Returns*
-------------------------------------------------------------------------------
FOR PERIODS ENDED SEPTEMBER 30, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                   LIFE OF
                                1-YEAR     5-YEAR     10-YEAR      CLASS
-----------------------------------------------------------------------------------------------------------
KEMPER GROWTH FUND              12.75%     9.84%      14.15%       12.67%    (Since 4/4/66)
   CLASS A
-----------------------------------------------------------------------------------------------------------
KEMPER GROWTH FUND              15.47       N/A         N/A        16.31     (Since 5/31/94)
   CLASS B
-----------------------------------------------------------------------------------------------------------
KEMPER GROWTH FUND              18.65       N/A         N/A        17.53     (Since 5/31/94)
   CLASS C
-----------------------------------------------------------------------------------------------------------

                                 [Line Graph]

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Growth Fund Class A from 1/1/79 through 9/30/96
-------------------------------------------------------------------------------


                               01/1/79              12/31/83         12/31/87       12/31/91       09/30/96
-----------------------------------------------------------------------------------------------------------
-  KEMPER GROWTH                 10,000               27,321           38,606         96,942          138,343
    FUND CLASS A(1)
-  RUSSELL 1000                  10,000               21,421           34,234         72,895          128,804
    GROWTH INDEX+
-  STANDARD & POOR'S             10,000               22,203           38,734         74,980          140,326
    500 STOCK INDEX++

                                 [Line Graph]

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Growth Fund Class B from 5/31/94 through 9/30/96
-------------------------------------------------------------------------------



                            05/31/94           12/31/94             12/31/95        09/30/96
-----------------------------------------------------------------------------------------------------------

-  KEMPER GROWTH FUND         10,000              9,765               12,743           14,241
    CLASS B(1)
-  RUSSELL 1000               10,000             10,529               14,445           16,771
    GROWTH INDEX+
-  STANDARD & POOR'S          10,000             10,284               14,135           16,037
    500 STOCK INDEX++

                                 [Line Graph]

-------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in Kemper Growth Fund Class C from 5/31/94 through 9/30/96
-------------------------------------------------------------------------------

                       05/31/94                12/31/94                12/31/95        09/30/96
-----------------------------------------------------------------------------------------------------------

-  KEMPER GROWTH          10,000                  9,772                    12,776         14,592
    FUND CLASS C(1)
-  RUSSELL 1000           10,000                 10,529                    14,445         16,771
    GROWTH INDEX+
-  STANDARD & POOR'S      10,000                 10,284                    14,135         16,037
    500 STOCK INDEX++



Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75%, for Class B shares adjustment for the applicable contingent deferred sales charge
(CDSC) of 3% and for Class C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For Class C shares purchased on or after 4/1/96 there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

1 Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. When reviewing the performance chart, please note that the inception date for the Russell 1000 Growth Index is 1/1/79. As a result, we are not able to illustrate the life of fund performance (since 4/4/66) for Kemper Growth Fund Class A shares. In comparing Kemper Growth Fund to the indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

INDUSTRY SECTORS
A YEAR-TO-YEAR COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON SEPTEMBER 30, 1996, AND ON SEPTEMBER 30, 1995.




                           KEMPER GROWTH FUND        KEMPER GROWTH FUND
                           ON 9/30/96                ON 9/30/95
-----------------------------------------------------------------------
CONSUMER NON-DURABLES       32.1%                    31.8%

TECHNOLOGY                  20.5%                    20.9%

HEALTH CARE                 14.7%                    16.5%

FINANCE                     10.6%                    10.6%

CAPITAL GOODS                5.4%                    10.1%

UTILITIES                    4.8%                     0.0%

CONSUMER DURABLES            3.8%                     0.0%

BASIC INDUSTRIES             3.0%                     6.6%

ENERGY                       2.6%                     2.5%

TRANSPORTATION               2.5%                     1.0%



A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER GROWTH FUND REPRESENTED ON SEPTEMBER 30, 1996, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 1000 GROWTH INDEX.


                                KEMPER GROWTH FUND      RUSSELL 1000 GROWTH
                                ON 9/30/96              INDEX ON 9/30/96
-----------------------------------------------------------------------
CONSUMER NON-DURABLES           32.1%                   33.9%

TECHNOLOGY                      20.5%                   21.8%

HEALTH CARE                     14.7%                   19.0%

FINANCE                         10.6%                    4.4%

CAPITAL GOODS                    5.4%                   10.1%

UTILITIES                        4.8%                    4.2%

CONSUMER DURABLES                3.8%                    0.5%

BASIC INDUSTRIES                 3.0%                    3.5%

ENERGY                           2.6%                    2.2%

TRANSPORTATION                   2.5%                    0.4%


* The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 21.3% OF THE FUND'S TOTAL COMMON STOCK HOLDINGS ON SEPTEMBER 30,
1996


----------------------------------------------------------------------------------------
Holdings                                                                         Percent
----------------------------------------------------------------------------------------
1      CERIDIAN       Provides information services (payroll processing and        2.7%
       CORPORATION    other human resources services; transportation and
                      gaming transaction processing; media and market
                      research) and technology-based services and supplies
                      in the field of defense electronics.

2      PAGING         The world's largest provider of paging and wireless          2.3%
       NETWORK,       messaging services with a network that reaches 90% of
       INC.           the U.S. market.

3      GENERAL        Operates principally as a property-casualty and life         2.3%
       RE CORP.       reinsurer.

4      VIACOM         Operates four business units: Entertainment (produces        2.2%
       INTER-         and distributes movies and television shows through
       NATIONAL,      Paramount studios); Networking and Broadcasting
       B              (Showtime, Nickelodeon, MTV, VH1 and The Movie
                      Channel); Publishing (Simon & Schuster); and Video and
                      Music/Theme Parks (Blockbuster video rentals).


5      ADVANTA,       Direct markets consumer financial services.                  2.1%
       CORP.

6      TELE-          Operates cable television systems through its Tele-          2.1%
       COMMUNICA-     Communications TCI and Tele-Communications Liberty
       TIONS,         Media units.
       INC.

7      LONE           Owns 165 domestic and 11 international Lone Star             2.0%
       STAR           restaurants.
       STEAK
       HOUSE &
       SALOON

8      CISCO          Largest, most comprehensive supplier of routing              1.9%
       SYSTEMS        software and related systems that direct the flow of
                      data between local area networks.

9      CADENCE        Develops, markets and supports electronic design             1.9%
       DESIGN         automation software products for customers such as
       SYSTEMS        semiconductor manufacturers, consumer and defense
                      electronics companies, computer manufacturers and
                      telecommunication companies.

10     AUTOZONE       One of the three largest auto parts and accessories          1.8%
                      retailers in the U.S.


*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER GROWTH FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1996
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
                                                                                  NUMBER OF
 COMMON STOCKS                                                                       SHARES          VALUE
----------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.6%        (b)Cementos Mexicanos, S.A. de C.V.                   866,100      $  3,551
                                 B.F. Goodrich Co.                                  776,200        35,026
                              (b)Rentokil Group PLC                                 470,000         3,072
                              (b)Sumitomo Metal Industries                        1,011,000         2,868
                              (b)Toray Industries                                   475,000         3,011
                              (a)UCAR International                                 554,000        22,437
                                 -------------------------------------------------------------------------------
                                                                                                   69,965
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--4.5%              Boeing Co.                                          259,800        24,551
                                 Fluor Corp.                                         331,700        20,400
                                 Foster Wheeler Corp.                                400,000        17,500
                              (b)Honda Motor Co., Ltd.                               124,000         3,117
                              (b)Mitsubishi Heavy Industries                         378,000         3,078
                              (b)Technip S.A.                                         14,481         1,324
                                 Xerox Corporation                                   480,000        25,740
                                 York International Corp.                            586,200        28,357
                                 -------------------------------------------------------------------------------
                                                                                                   124,067
----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--23.5%     (a)AutoZone                                           1,400,000        40,600
                              (a)Boston Market                                        825,000        29,081
                              (b)Burton Group PLC                                   1,562,310         3,578
                                 Carnival Corp.                                     1,224,800        37,969
                              (a)Circus Circus Enterprises                            508,100        17,974
                              (a)Cox Communications                                 1,233,900        22,673
                              (a)Federated Department Stores                        1,087,900        36,445
                                 Heilig-Meyers                                      1,180,000        18,438
                                 Home Depot                                           473,600        26,936
                                 Intimate Brands                                    1,500,000        27,375
                                 La Quinta Inns, Inc.                               1,500,000        29,250
                              (a)Liberty Media Group, "A"                             945,000        27,051
                              (a)Lone Star Steakhouse & Saloon                      1,477,900        44,984
                                 Lowes Companies, Inc.                                720,000        29,430
                              (a)MFS Communications Company, Inc.                     527,600        23,017
                              (a)Office Depot                                         653,000        15,427
                              (a)Outback Steakhouse                                   457,000        11,025
                              (a)Staples, Inc.                                        800,000        17,750
                              (a)Sunglass Hut International                         1,500,000        23,906
                              (a)Tele-Communications, Inc.                          3,220,000        48,099
                              (a)Viacom International, "B"                          1,450,000        51,475
                                 Warnaco Group                                      1,558,200        37,007
                                 Wendy's International                              1,100,000        23,650
                                 -------------------------------------------------------------------------------
                                                                                                    643,140
----------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--3.2%          Duracell International Inc.                          425,000        27,253
                                 Magna International Inc., "A"                        770,000        37,152
                                 Shaw Industries                                    1,807,500        24,175
                                 -------------------------------------------------------------------------------
                                                                                                     88,580
----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF
                                                                                        SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.5%
                                 Dole Food Co.                                        952,800    $   40,018
                                 Kimberly-Clark Corp.                                 249,000        21,943
                                 Philip Morris Companies                              337,900        30,326
                              (b)Reed International PLC                               194,461         3,594
                                 -------------------------------------------------------------------------------
                                                                                                     95,881
----------------------------------------------------------------------------------------------------------------
ENERGY--2.2%                     Baker Hughes, Inc.                                   750,000        22,781
                                 Halliburton Co.                                      700,000        36,138
                                 -------------------------------------------------------------------------------
                                                                                                     58,919
----------------------------------------------------------------------------------------------------------------
FINANCE--8.9%                    ADVANTA Corp.                                      1,050,000        48,300
                                 Allstate Corp.                                       390,000        19,207
                              (b)Bank of Ireland                                      460,997         3,644
                              (b)CITIC Pacific Ltd.                                   561,000         2,539
                                 Chase Manhattan Corp.                                300,000        24,038
                              (b)Cheung Kong Holdings Ltd.                            320,000         2,462
                              (b)Development Bank of Singapore                        218,000         2,678
                                 Federal National Mortgage Association                670,000        23,366
                                 First USA                                            600,000        33,225
                                 General Re Corp.                                     375,000        53,156
                              (b)Internationale Nederlanden Groep                     121,866         3,804
                              (b)Krung Thai Bank Public Co. Ltd.                      444,800         1,907
                                 MGIC Investment Corp.                                352,500        23,750
                              (b)Swire Pacific Limited, "A"                           276,000         2,472
                                 -------------------------------------------------------------------------------
                                                                                                    244,548
----------------------------------------------------------------------------------------------------------------
HEALTH CARE--12.4%            (a)ALZA Corp.                                           567,000        15,238
                              (b)Astra AB                                              73,316         3,099
                                 Baxter International                                 690,000        32,258
                              (a)Biogen                                               105,000         7,980
                              (a)Centocor, Inc.                                       799,200        28,372
                                 Columbia/HCA Healthcare Corp.                        460,000        26,163
                                 Guidant Corporation                                  538,879        29,773
                              (a)IDEXX Laboratories                                   236,700        10,711
                                 Eli Lilly & Co.                                      400,000        25,800
                                 Medtronic, Inc.                                      281,000        18,019
                              (a)Nellcor Puritan Bennett Incorporated               1,000,000        22,000
                                 Omnicare                                           1,000,000        30,500
                              (a)Oxford Health Plans, Inc.                            500,000        24,875
                              (b)Roche Holding AG                                         830         3,067
                              (a)St. Jude Medical                                     300,000        12,113
                              (b)Sandoz, Ltd.                                         400,000        23,900
                                 United Healthcare Corp.                              608,500        25,329
                                 -------------------------------------------------------------------------------
                                                                                                    339,197
----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                                                                      SHARES         VALUE
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--17.2%             (a)Analog Devices                                     1,260,000    $   34,178
                              (a)Atmel Corporation                                    894,100        27,605
                              (a)Cadence Design Systems                             1,231,900        44,040
                              (a)Ceridian Corporation                               1,234,000        61,700
                              (a)Cisco Systems                                        722,400        44,834
                              (a)Compaq Computer Corp.                                365,000        23,406
                              (a)Computer Sciences Corp.                              276,800        21,279
                                 Electronic Data Systems                              260,000        15,958
                              (b)LM Ericsson Telephone Co., "B"                       102,059         2,573
                              (a)General Instrument Corp.                             600,000        14,850
                              (a)Glenayre Technologies, Inc.                          600,000        13,800
                                 Intel Corp.                                          243,600        23,249
                              (b)Kyocera Corp.                                         30,000         2,141
                              (a)LSI Logic Corp.                                      500,000        11,625
                              (b)Matsushita Electric Industrial Co., Ltd.             189,000         3,173
                              (a)Maxim Integrated Products                            491,600        17,390
                              (b)Murata Manufacturing                                  93,500         3,341
                              (a)Parametric Technology Corp.                          282,400        13,944
                              (a)Silicon Graphics                                   1,050,000        23,231
                              (a)Sun Microsystems                                     320,000        19,880
                              (a)3Com Corporation                                     607,900        36,512
                              (a)US Robotics                                          200,000        12,925
                                 -------------------------------------------------------------------------------
                                                                                                    471,634
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.1%          (b)Canadian National Railway Company                    177,305         3,635
                              (b)Nippon Express                                       326,300         2,989
                                 Ryder System Inc.                                  1,345,800        39,869
                                 Southwest Airlines Co.                               458,850        10,496
                                 -------------------------------------------------------------------------------
                                                                                                     56,989
----------------------------------------------------------------------------------------------------------------
UTILITIES--4.0%               (a)AirTouch Communications                            1,090,000        30,111
                                 Frontier Corporation                                 750,000        19,968
                              (b)Iberdrola, S.A.                                      280,000         2,715
                              (a)Paging Network, Inc.                               2,658,000        53,160
                              (b)Telefonica del Peru, ADS                             150,000         3,431
                                 -------------------------------------------------------------------------------
                                                                                                    109,385
----------------------------------------------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS--84.1%
                                 (Cost: $2,054,591)                                               2,302,305
                                 -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL
                                                                                       AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--17.0%
                                 Yield--5.29% to 5.63%
                                 Due--October through December 1996
                                 CIT Group Holdings, Inc.                           $  19,000    $   18,961
                                 CSW Credit, Inc.                                      15,000        14,982
                                 ConAgra, Inc.                                         42,300        42,127
                                 Countrywide Home Loans                                32,000        31,960
                                 Dean Witter, Discover & Co.                           15,000        14,998
                                 Dynamic Funding Corp.                                 29,000        28,919
                                 ENSERCH Corporation                                   24,000        23,978
                                 FINOVA Capital Corporation                            15,000        14,961
                                 Goldman Sachs Group, L.P.                             32,000        31,955
                                 IBM Credit Corporation                                18,600        18,600
                                 Mid-Atlantic Fuel Company                             15,000        14,965
                                 Preferred Receivables Funding Corp.                   19,700        19,700
                                 Sanwa Business Credit Corp.                           41,800        41,760
                                 Xerox Corporation                                     20,000        19,973
                                 Other                                                129,300       128,753
                                 -------------------------------------------------------------------------------
                                 TOTAL MONEY MARKET INSTRUMENTS--17.0%
                                 (Cost: $466,593)                                                   466,592
                                 -------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--101.1%
                                 (Cost: $2,521,184)                                               2,768,897
                                 -------------------------------------------------------------------------------
                                 LIABILITIES, LESS CASH AND OTHER ASSETS--(1.1)%                    (30,594)
                                 -------------------------------------------------------------------------------
                                 NET ASSETS--100%                                                $2,738,303
                                 -------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Security of entity domiciled outside of the U.S.

Based on the cost of investments of $2,521,184,000 for federal income tax purposes at September 30, 1996, the gross unrealized appreciation was $302,803,000, the gross unrealized depreciation was $55,090,000 and the net unrealized appreciation on investments was $247,713,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Growth Fund as of September 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Growth Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 18, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------

Investments, at value
(Cost: $2,521,184)                                                                           $2,768,897
-------------------------------------------------------------------------------------------------------
Cash                                                                                                902
-------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                                1,985
-------------------------------------------------------------------------------------------------------
  Investments sold                                                                               45,708
-------------------------------------------------------------------------------------------------------
  Dividends                                                                                       1,727
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                              2,819,219
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                                                            3,873
-------------------------------------------------------------------------------------------------------
  Investments purchased                                                                          73,504
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                  1,203
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         539
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       514
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          1,178
-------------------------------------------------------------------------------------------------------
  Trustees' fees                                                                                    105
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                            80,916
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $2,738,303
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                                              $1,852,996
-------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                                  612,277
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                      247,713
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                              25,317
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                  $2,738,303
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,817,163 / 105,560 shares outstanding)                                                      $17.21
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of net asset value or
  5.75% of offering price)                                                                       $18.26
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($874,132 / 51,961 shares outstanding)                                                         $16.82
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($11,359 / 674 shares outstanding)                                                             $16.87
-------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($35,649 / 2,065 shares outstanding)                                                           $17.26
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended September 30, 1996
(IN THOUSANDS)


-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------

  Dividends                                                                                    $ 24,235
-------------------------------------------------------------------------------------------------------
  Interest                                                                                       20,536
-------------------------------------------------------------------------------------------------------
    Total investment income                                                                      44,771
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                 13,994
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                       6,206
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                     5,964
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          9,151
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  97
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                           408
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           58
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                               35,878
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                             8,893
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                                                     748,123
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                         (299,539)
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                         448,584
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $457,477
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                            1996                  1995
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                                  $    8,893                 2,743
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                         748,123               132,687
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                    (299,539)              392,371
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        457,477               527,801
---------------------------------------------------------------------------------------------------------
Net equalization credits (charges)                                            5,974                (4,328)
---------------------------------------------------------------------------------------------------------
  Distribution from net investment income                                   (10,741)                   --
---------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                      (258,903)              (30,829)
---------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                            (269,644)              (30,829)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions                      41,195              (245,320)
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                235,002               247,324
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of year                                                         2,503,301             2,255,977
---------------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment
income of $25,317 and $20,349, respectively)                             $2,738,303             2,503,301
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable on certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent

NOTES TO FINANCIAL STATEMENTS

                             deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $13,994,000 for the year ended September 30, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                          COMMISSIONS
                                                                                                         ALLOWED BY KDI
                                                                                COMMISSIONS      -----------------------------
                                                                              RETAINED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                                              ----------------   -------------   -------------

                                       Year ended September 30, 1996              $ 327,000         2,075,000         57,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares, and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                                        COMMISSIONS AND
                                                                                                    DISTRIBUTION FEES PAID
                                                                             DISTRIBUTION FEES              BY KDI
                                                                                 AND CDSC        -----------------------------
                                                                              RECEIVED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                                             -----------------   -------------   -------------

                                       Year ended September 30, 1996              $ 7,700,000        3,595,000         53,000

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts that the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                          ASF PAID BY KDI
                                                                 ASF PAID BY THE   -----------------------------
                                                                    FUND TO KDI     TO ALL FIRMS    TO AFFILIATES
                                                                  ---------------   -------------   -------------
                            Year ended September 30, 1996           $ 5,964,000       5,983,000        138,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Funds transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $7,394,000 for the year ended September 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended September 30, 1996, the Fund made no payments to its officers and incurred trustees' fees of $46,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $3,500,221

                             Proceeds from sales                       3,907,582

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS         The following table summarizes the activity in
                          capital shares of the Fund (in thousands):

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    1996                              1995
                                                           -----------------------           -----------------------
                                                           SHARES         AMOUNT             SHARES         AMOUNT
                                      ------------------------------------------------------------------------------
                                       Shares sold
                                       Class A              13,560       $ 210,554            17,146       $ 228,060
                                      ------------------------------------------------------------------------------
                                       Class B              12,475         197,160            12,710         174,061
                                      ------------------------------------------------------------------------------
                                       Class C                 435           6,880               287           3,950
                                      ------------------------------------------------------------------------------
                                       Class I                 758          11,932             2,166          32,293
                                      ------------------------------------------------------------------------------
                                       Shares issued in
                                       reinvestment of
                                       dividends
                                       Class A              11,446         167,815             1,651          20,744
                                      ------------------------------------------------------------------------------
                                       Class B               5,507          79,478               736           9,188
                                      ------------------------------------------------------------------------------
                                       Class C                  43             618                 2              29
                                      ------------------------------------------------------------------------------
                                       Class I                 233           3,413                --              --
                                      ------------------------------------------------------------------------------
                                       Shares redeemed
                                       Class A             (25,770)       (400,961)          (37,809)       (507,033)
                                      ------------------------------------------------------------------------------
                                       Class B             (13,792)       (218,715)          (14,880)       (203,270)
                                      ------------------------------------------------------------------------------
                                       Class C                (129)         (2,048)              (66)           (944)
                                      ------------------------------------------------------------------------------
                                       Class I                (936)        (14,931)             (156)         (2,398)
                                      ------------------------------------------------------------------------------
                                       Conversion
                                       of shares
                                       Class A               1,448          21,712             2,001          27,345
                                      ------------------------------------------------------------------------------
                                       Class B              (1,471)        (21,712)           (2,018)        (27,345)
                                      ------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       FROM CAPITAL SHARE
                                       TRANSACTIONS                      $  41,195                         $(245,320)
                                      ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                 CLASS A
                                                         YEAR ENDED SEPTEMBER 30,
                                               1996      1995      1994      1993      1992
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of year            $16.07     12.93     15.33     13.09     13.14
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .12       .05       .01       .01       .03
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       2.74      3.27     (1.41)     2.29       .71
--------------------------------------------------------------------------------------------
Total from investment operations                2.86      3.32     (1.40)     2.30       .74
--------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .04        --        --       .03       .05
--------------------------------------------------------------------------------------------
  Distribution from net realized gain           1.68       .18      1.00       .03       .74
--------------------------------------------------------------------------------------------
Total dividends                                 1.72       .18      1.00       .06       .79
--------------------------------------------------------------------------------------------
Net asset value, end of year                  $17.21     16.07     12.93     15.33     13.09
--------------------------------------------------------------------------------------------
TOTAL RETURN                                   19.62%    26.07     (9.39)    17.60      5.55
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------
Expenses                                        1.07%     1.17      1.09      1.00      1.03
--------------------------------------------------------------------------------------------
Net investment income                            .65%      .43       .24       .06       .32
--------------------------------------------------------------------------------------------

                                                                            CLASS B
                                                                 YEAR ENDED        MAY 31 TO
                                                                SEPTEMBER 30,      SEPT. 30,
                                                               1996       1995       1994
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.85     12.88       13.10
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                           (.09)     (.08)       (.03)
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                       2.74      3.23        (.19)
--------------------------------------------------------------------------------------------
Total from investment operations                                2.65      3.15        (.22)
--------------------------------------------------------------------------------------------
Less distribution from net realized gain                        1.68       .18          --
--------------------------------------------------------------------------------------------
Net asset value, end of period                                $16.82     15.85       12.88
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                  18.47 %   24.83       (1.68)
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                                        2.05 %    2.17        2.11
--------------------------------------------------------------------------------------------
Net investment loss                                             (.33)%    (.57)       (.76)
--------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                         ---------------------------          -------------------------
                                                    CLASS C                           CLASS I
                                         ---------------------------          -------------------------
                                             YEAR ENDED       MAY 31 TO       YEAR ENDED     JULY 3 TO
                                            SEPTEMBER 30,     SEPT. 30,       SEPT. 30,      SEPT. 30,
                                           1996      1995       1994            1996           1995
------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $15.87    12.88      13.09           16.09          14.80
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (.06)    (.07)      (.02)            .19            .03
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)   2.74     3.24       (.19)           2.74           1.26
------------------------------------------------------------------------------------------------------
Total from investment operations            2.68     3.17       (.21)           2.93           1.29
------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     --       --         --             .08             --
------------------------------------------------------------------------------------------------------
  Distribution from net realized gain       1.68      .18         --            1.68             --
------------------------------------------------------------------------------------------------------
Total dividends                             1.68      .18         --            1.76             --
------------------------------------------------------------------------------------------------------
Net asset value, end of period            $16.87    15.87      12.88           17.26          16.09
------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              18.65 %  24.99      (1.60)          20.19           8.72
------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------
Expenses                                    1.95 %   2.03       2.09             .64            .59
------------------------------------------------------------------------------------------------------
Net investment income (loss)                (.23)%   (.43)      (.67)           1.08            .92
------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                               1996          1995          1994          1993          1992
--------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $2,738,303     2,503,301     2,255,977     1,826,961     1,419,292
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            150%           67           115           139            83
--------------------------------------------------------------------------------------------------------------
Average commission rate paid per share on stock transactions for the year ended September 30, 1996 was $.0560.
--------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES AND OFFICERS


TRUSTEES                                   OFFICERS


STEPHEN B. TIMBERS                         PATRICK S. ADAMS
President and Trustee                      Vice President

DAVID W. BELIN                             CHARLES R. MANZONI, JR.
Trustee                                    Vice President

LEWIS A. BURNHAM                           JOHN E. NEAL
Trustee                                    Vice President

DONALD L. DUNAWAY                          STEVEN H. REYNOLDS
Trustee                                    Vice President

ROBERT B. HOFFMAN                          PHILIP J. COLLORA
Trustee                                    Vice President
                                           and Secretary
DONALD R. JONES
Trustee                                    JEROME L. DUFFY
                                           Treasurer
DOMINIQUE P. MORAX
Trustee                                    ELIZABETH C. WERTH
                                           Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL
                               VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141
                               1-800-621-1048


--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT   INVESTORS FIDUCIARY TRUST COMPANY
                               127 West 10th Street
                               Kansas City, MO 64105


--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               233 South Wacker Drive
                               Chicago, IL 60606


--------------------------------------------------------------------------------
INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.


PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza
                              Chicago, IL 60606
                              http://www.kemper.com


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KGF - 2 (11/96)  1024030                KEMPER FUNDS LOGO
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